UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2011

HUBBELL INCORPORATED
(Exact name of registrant as specified in its charter)

CONNECTICUT	1-2958	06-0397030
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Waterview Drive Shelton, Connecticut	06484
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (475) 882-4000

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the 2011 Annual Meeting of Shareholders held on May 2, 2011 (the “Annual Meeting”), the shareholders of Hubbell Incorporated (the “Company”) approved the amendment and restatement of the Company’s Senior Executive Incentive Compensation Plan (the “Restated Plan”) that (i) preserves the Company’s ability to deduct compensation associated with future awards made under the Restated Plan under Section 162(m) of the Internal Revenue Code, (ii) revises the list of performance criteria which may be used to determine incentive payments under the Restated Plan to be consistent with the performance criteria set forth in the Company’s 2005 Incentive Award Plan, as amended and restated, (iii) provides additional specificity as to the circumstances in which performance goals may be adjusted, and (iv) extends the term of the Restated Plan until 2016. The Board of Directors approved the Restated Plan on February 11, 2011, subject to shareholder approval at the Annual Meeting. A more extensive discussion of the Restated Plan is contained in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 16, 2011 in connection with the Annual Meeting (the “Proxy Statement”). The foregoing description of the Restated Plan contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Plan which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Shareholders of the Company was held on May 2, 2011. The following are the voting results on proposals considered and voted upon at the meeting, all of which were described in the Company’s Proxy Statement.
PROPOSAL 1 — Votes regarding the persons elected to serve as Directors of the Company for the ensuing year, until the next annual meeting of shareholders of the Company and until their respective successors have been duly elected and qualified were as follows:

		VOTES	BROKER
NOMINEE	VOTES FOR	WITHHELD	NON-VOTES
Lynn J. Good	151,389,135	3,856,928	19,270,021
Anthony J. Guzzi	151,295,886	3,950,177	19,270,021
Neal J. Keating	153,811,116	1,434,947	19,270,021
Andrew McNally IV	146,468,726	8,777,337	19,270,021
Timothy H. Powers	151,918,793	3,327,270	19,270,021
G. Jackson Ratcliffe	151,090,709	4,155,354	19,270,021
Carlos A. Rodriguez	151,271,309	3,974,754	19,270,021
Richard J. Swift	148,238,534	7,007,529	19,270,021
Daniel S. Van Riper	152,178,862	3,067,201	19,270,021
PROPOSAL 2 — Votes regarding the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year 2011 were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
173,926,943	500,774	88,367

PROPOSAL 3 — Votes regarding the reapproval of the Company’s Senior Executive Incentive Compensation Plan were as follows:

			BROKER
VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	NON-VOTES
149,648,554	2,892,637	2,704,872	19,270,021
PROPOSAL 4 — Advisory vote on the compensation of the named executive officers as presented in the Company’s Proxy Statement for the 2011 Annual Meeting of Shareholders, the votes were as follows:

			BROKER
VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	NON-VOTES
150,880,326	2,304,606	2,061,131	19,270,021
PROPOSAL 5 — Advisory vote on the frequency with which executive compensation will be subject to a shareholder advisory vote, the results were as follows:

				BROKER
1 YEAR	2 YEARS	3 YEARS	VOTES ABSTAINED	NON-VOTES
33,298,725	909,922	119,197,250	1,840,166	19,270,021
Pursuant to the foregoing votes, the nine nominees listed above were elected to serve on the Company’s Board of Directors, and Proposals 2, 3 and 4 were approved. For Proposal 5, the option of three years as the frequency with which executive compensation would be subject to an advisory vote received the highest number of votes.
Accordingly, the Board of Directors, consistent with its recommendation and the voting results on this advisory proposal, has determined to present shareholders with the opportunity to cast an advisory vote on executive compensation every three years.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Hubbell Incorporated Senior Executive Incentive Compensation Plan, as amended and restated
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hubbell Incorporated
May 5, 2011	By:	/s/ Richard W. Davies
		Name:	Richard W. Davies
		Title:	Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description
10.1	Hubbell Incorporated Senior Executive Incentive Compensation Plan, as amended and restated